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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     March 28, 2005
                                                --------------------------------


                       West Metro Financial Services, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


           Georgia                      333-67494                58-2643181
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  (State or Other Jurisdiction   (Commission File Number)     (I.R.S. Employer
       of Incorporation)                                     Identification No.)

    68 First National Drive, Dallas, Georgia                       30157
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    (Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:     (770) 505-5107
                                                   -----------------------------

                                (not applicable)
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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
ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On March 15, 2005, West Metro Financial Services, Inc. ("West Metro") entered into a definitive Agreement and Plan of Merger (the "Agreement") with First Horizon National Corporation ("First Horizon"), pursuant to which West Metro will merge with and into First Horizon (the "Merger"). The corporate existence of West Metro will cease, and First National Bank West Metro, currently a wholly-owned subsidiary of West Metro, will be merged with and into First Tennessee Bank National Association, a wholly-owned subsidiary of First Horizon, as soon as practicable following the Merger.

     Under the terms of the Agreement, West Metro shareholders may elect to receive $22.44 in cash or a number of shares of First Horizon common stock having a share price of $22.44 for each outstanding share of West Metro. The Agreement includes representations, warranties, covenants and indemnifications typical for transactions of this type. A copy of the Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference.
          -----------

     The proposed Merger remains subject to the approval of West Metro's shareholders, regulatory approval and other conditions set forth in the Agreement.

     First Horizon will be filing a Registration Statement on Form S-4 and other requisite documents with the Securities and Exchange Commission ("SEC"). The registration statement will contain a prospectus of First Horizon relating to the common stock to be issued in the acquisition of West Metro and a proxy statement of West Metro relating to the acquisition. Investors and shareholders are urged to read the proxy statement/prospectus and any other relevant documents filed with the SEC when they become available. Investors and shareholders will be able to receive the proxy statement/prospectus and other documents filed by First Horizon free of charge at the SEC's website (www.sec.gov).
 -----------

     West Metro, First Horizon and their directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the acquisition. Information about such directors and executive officers and their ownership of West Metro and First Horizon common stock will be set forth in the proxy statement/prospectus. Investors may obtain additional information regarding the interests of such participants by reading the proxy statement/prospectus when it becomes available.

ITEM 7.01  REGULATION FD DISCLOSURE

     On March 28, 2005, West Metro mailed a letter to shareholders regarding its proposed acquisition by First Horizon National Corp. The shareholder letter is attached to this Form 8-K/A as Exhibit 99.1.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

      (c)  Exhibits

          2.1 Agreement and Plan of Merger dated March 15, 2005 by and between First Horizon National Corporation and West Metro Financial Services, Inc. (Schedules and exhibits are omitted pursuant to Regulation S-B, Item 601(b)(2); West Metro agrees to furnish supplementally a copy of such schedules and/or exhibits to the SEC upon request.) (Previously filed as an exhibit of the same number to the 8-K, as filed with the SEC on March 15, 2005)

          99.1   Letter to Shareholders of West Metro
                 Financial Services, Inc. dated March 28, 2005.

                 The foregoing exhibit is furnished, and not "filed" for purposes of determining liability under the Securities Exchange Act of 1934, as amended.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 28, 2005

                                             WEST METRO FINANCIAL SERVICES, INC.
                                             (Registrant)



                                             By:     /s/  J. Michael Womble
                                                     ---------------------------
                                             Name:   J. Michael Womble
                                             Title:  Chief Executive Officer

                                  EXHIBIT INDEX
                                  -------------


          2.1 Agreement and Plan of Merger dated March 15, 2005 by and between First Horizon National Corporation and West Metro Financial Services, Inc. (Schedules and exhibits are omitted pursuant to Regulation S-B, Item 601(b)(2); First Horizon agrees to furnish supplementally a copy of such schedules and/or exhibits to the SEC upon request.) (Previously filed as an exhibit of the same number to the 8-K, as filed with the SEC on March 15, 2005)

          99.1   Letter to Shareholders of West Metro
                 Financial Services, Inc. dated March 28, 2005.

                 The foregoing exhibit is furnished, and not "filed" for purposes of determining liability under the Securities Exchange Act of 1934, as amended.